SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 30, 1998


                        GENTLE DENTAL SERVICE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                      000-23673               91-1577891
-------------------------------         -----------          -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


222 North Sepulveda Boulevard, Suite 740, El Segundo, California         90245
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (310) 765-2400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On October 30, 1998, Gentle Dental Service Corporation (the "Company") completed the acquisition of all of the outstanding stock of Capitol Dental Care, Inc. ("CDC") and substantially all of the assets of Dental Maintenance of Oregon, P.C. ("DMO"). CDC is a dental care organization which has a contract with the state of Oregon to provide capitated dental services under the Oregon Health Plan. CDC in turn contracts with dental care providers, including DMO, to provide dental care to Oregon Health Plan participants. The assets acquired from DMO consist of 9 dental offices in Western Oregon, all outside of the Portland metropolitan area.

     The purchase price paid at closing for the stock of CDC consisted of three-year 9% promissory notes for a total of $737,500. The purchase price paid at closing for DMO's assets consisted of $6,087,500 in cash, assumption of $167,000 in debt, a three-year 9% promissory note for $1,095,500 and an eighteen-month 9% promissory note for $350,000. In addition, the Company has agreed to make cash earnout payments as set forth in the DMO agreement based on the EBITDA of the acquired businesses for the first three years following the closing. The cash paid at closing was borrowed under the Company's senior credit facility.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Audited Combined Balance Sheets of DMO and CDC as of December 31, 1996 and 1997, and related audited Combined Statements of Income, Shareholders' Equity and Cash Flows of DMO and CDC for the years ended December 31, 1996 and 1997. Incorporated by reference to pages F-75 to F-85 of Amendment No. 1 to the Registration Statement on Form S-4 of Wisdom Holdings, Inc., Registration No. 333-66475, filed on December 31, 1998.

          Unaudited Combined Balance Sheets of DMO and CDC as of September 30, 1998, and related unaudited Combined Statements of Income and Cash Flows of DMO and CDC for the nine-months ended September 30, 1997 and 1998. Incorporated by reference to pages F-86 to F-89 of Amendment No. 1 to the Registration Statement on Form S-4 of Wisdom Holdings, Inc., Registration No. 333-66475, filed on December 31, 1998.

     (b) Pro forma financial information. Pro forma Balance Sheet as of September 30, 1998 and pro forma Statements of Operations for the year ended December 31, 1997 and the nine-month period ended September 30, 1998. Included as pages F-1 to F-5 of this Form 8-K/A Amendment No. 1.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement, dated as of October 30, 1998, between the Company and Dental Maintenance of Oregon, P.C. (Included with original Form 8-K filed by the Company on November 12, 1998.)

          2.2 Stock Purchase Agreement, dated as of October 30, 1998, between the Company and the shareholders of Capitol Dental Care, Inc. (Included with original Form 8-K filed by the Company on November 12, 1998.)

         23.1  Consent of KPMG LLP.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 13, 1999

                                       GENTLE DENTAL SERVICE CORPORATION



                                       By NORMAN R. HUFFAKER
                                          --------------------------------------
                                          Norman R. Huffaker,
                                          Chief Financial Officer

                        GENTLE DENTAL SERVICE CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                                 (in thousands)
                                   (unaudited)


                                                             (a)           (b)

                                                                             CDC/        Pro Forma            Pro Forma
     Assets                                                Company            DMO      Adjustments          Consolidated
     ------                                              ---------      ---------      -----------          ------------
Cash and cash equivalents                                $   1,817      $   3,452        $  (3,275) (e)        $   1,994
Accounts receivable, net                                     9,376            185                -                 9,561
Other current assets                                         4,832          1,682           (1,631) (f)            4,883
                                                         ---------      ---------        ---------             ---------
     Total current assets                                   16,025          5,319           (4,906)               16,438

Property and equipment, net                                 14,850            657             (357) (g)           15,150
Intangible assets, net                                      72,840             19            7,879  (h)           80,738
Other long-term assets                                       1,209            842             (301) (i)            1,750
                                                         ---------      ---------        ---------             ---------

Total assets                                             $ 104,924      $   6,837        $   2,315             $ 114,076
                                                         =========      =========        =========             =========

     Liabilities and Shareholders' Equity

Current liabilities                                      $  13,803      $     714        $      76  (j)           15,378
                                                                                               785  (k)
Long term debt and capital leases, net of
     current portion                                        15,855             91            7,486  (k)           23,432
Convertible senior subordinated debt                        30,000              -                -                30,000
Other long-term liabilities                                    132              -                -                   132
Redeemable common stock                                      2,095              -                -                 2,095
Shareholders' equity                                        43,039          6,032           (6,032) (l)           43,039
                                                         ---------      ---------        ---------             ---------

Total liabilities and shareholders' equity               $ 104,924      $   6,837        $   2,315             $ 114,076
                                                         =========      =========        =========             =========

                        GENTLE DENTAL SERVICE CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1997
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                                       (c)           (d)

                                                                                       CDC/        Pro Forma            Pro Forma
                                                                     Company            DMO      Adjustments          Consolidated
                                                                   ---------      ---------      -----------          ------------
Dental practice net patient service revenue                        $  29,327      $  18,261         $      -             $  47,588
Net management fees                                                   14,076              -                -                14,076
                                                                   ---------      ---------        ---------             ---------
     Net revenues                                                     43,403         18,261                -                61,664

Costs and expenses
     Clinical salaries and benefits                                   13,701         13,212                -                26,913
     Practice nonclinical salaries and benefits                        8,177            951                -                 9,128
     Dental supplies and lab expenses                                  6,271            613                -                 6,884
     Practice occupancy expenses                                       3,527            309                -                 3,836
     Practice selling, general and administrative expenses             4,912          1,270             (448) (m)            5,734
     Corporate selling, general and administrative expenses            5,700              -                -                 5,700
     Corporate restructure and merger costs                            1,809              -                -                 1,809
     Depreciation and amortization                                     1,847            101              264  (n)            2,212
                                                                   ---------      ---------        ---------             ---------

                Operating income (loss)                               (2,541)         1,805              184                  (552)

Nonoperating income (expense):
     Interest income (expense), net                                     (653)           265             (729) (o)           (1,382)
                                                                                                        (265) (p)
     Other income (expense)                                              (74)            17              (17) (q)              (74)
                                                                   ---------      ---------        ---------             ---------

                                                                        (727)           282           (1,011)               (1,456)
                                                                   ---------      ---------        ---------             ---------

                Income (loss) before  income taxes                    (3,268)         2,087             (827)               (2,008)

Income tax (benefit) expense                                             (81)           556             (433) (r)               42
                                                                   ---------      ---------        ---------             ---------

                Net income (loss)                                     (3,187)         1,531             (394)               (2,050)

Dividends on redeemable convertible preferred stock - Series B          (932)             -                -                  (932)
Accretion of redeemable common stock                                     (34)             -                -                   (34)
                                                                   ---------      ---------        ---------             ---------

                Net income (loss) attributable to common stock     $  (4,153)     $   1,531         $   (394)            $  (3,016)
                                                                   =========      =========        =========             =========

Loss per share attributable to common stock - basic and diluted    $   (0.91)                                            $   (0.66)
                                                                   =========                                             =========

Weighted average number of shares                                      4,559                                                 4,559
                                                                   =========                                             =========

                        GENTLE DENTAL SERVICE CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the nine months ended September 30, 1998
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                                       (a)           (b)

                                                                                       CDC/        Pro Forma            Pro Forma
                                                                     Company            DMO      Adjustments          Consolidated
                                                                   ---------      ---------      -----------          ------------
Dental practice net patient service revenue                        $  67,534      $  13,309         $      -             $  80,843
Net management fees                                                    1,408              -                -                 1,408
                                                                   ---------      ---------        ---------             ---------
     Net revenues                                                     68,942         13,309                -                82,251

Costs and expenses
     Clinical salaries and benefits                                   30,762          8,742                -                39,504
     Practice nonclinical salaries and benefits                       10,028            713                -                10,741
     Dental supplies and lab expenses                                  8,000            533                -                 8,533
     Practice occupancy expenses                                       3,814            245                -                 4,059
     Practice selling, general and administrative expenses             6,434            987             (375) (m)            7,046
     Corporate selling, general and administrative expenses            4,531              -                -                 4,531
     Depreciation and amortization                                     2,877             94              180  (n)            3,151
                                                                   ---------      ---------        ---------             ---------

                Operating income                                       2,496          1,995              195                 4,686

Nonoperating income (expense):
     Interest expense, net                                            (1,820)           170             (547) (o)           (2,367)
                                                                                                        (170) (p)
     Other income (expense)                                              (11)            15              (15) (q)              (11)
                                                                   ---------      ---------        ---------             ---------

                                                                      (1,831)           185             (732)               (2,378)
                                                                   ---------      ---------        ---------             ---------

                Income (loss) before  income taxes                       665          2,180             (537)                2,308

Income tax (benefit) expense                                              19            545             (392) (r)              172
                                                                   ---------      ---------        ---------             ---------

                Net income (loss)                                        646          1,635             (145)                2,136

Dividends on redeemable convertible preferred stock - Series B             -              -                -                     -
Accretion of redeemable common stock                                     (15)             -                -                   (15)
                                                                   ---------      ---------        ---------             ---------

                Net income (loss) attributable to common stock     $     631      $   1,635        $    (145)            $   2,121
                                                                   =========      =========        =========             =========

Income per share attributable to common stock - basic              $    0.08                                             $    0.26
                                                                   =========                                             =========
Income per share attributable to common stock - diluted            $    0.07                                             $    0.22
                                                                   =========                                             =========

Weighted average number of shares - basic                              8,196                                                 8,196
                                                                   =========                                             =========
Weighted average number of shares - diluted                            9,500                                                 9,500
                                                                   =========                                             =========

                        Gentle Dental Service Corporation
              Notes to Pro Forma Consolidated Financial Information
                    September 30, 1998 and December 31, 1997
                             (amounts in thousands)


The accompanying pro forma consolidated financial information presents the Pro Forma Consolidated Statement of Operations of Gentle Dental Service Corporation (the "Company") for the year ended December 31, 1997 and nine months ended September 30, 1998, as if the acquisition of the stock of Capitol Dental Care, Inc. ("CDC") and assets of Dental Maintenance of Oregon, P.C. ("DMO") had occurred on January 1, 1997, and the Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 1998 as if the acquisition of CDC and DMO had occurred on that date.

The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Balance Sheet and the Pro Forma Consolidated Statement of Operations are as follows:

(a) Condensed consolidated balance sheet and consolidated statement of operations of the Company as of and for the nine months ended September 30, 1998.

(b) Condensed combined balance sheet and combined statement of income of CDC and DMO as of and for the nine months ended September 30, 1998.

(c) Consolidated statement of operations of the Company for the year ended December 31, 1997.

(d) Combined statement of income of CDC and DMO for the year ended December 31, 1997.

(e) Reflects adjustment to CDC and DMO Cash and cash equivalents for amounts not acquired.

(f) Reflects adjustment to CDC and DMO Other Current Assets for $1,573 of investments and $58 of prepaid income taxes not acquired.

(g)  Reflects adjustment to record equipment acquired at fair market value.

(h) Reflects adjustment to record Intangible assets at excess of purchase price over the fair market value of CDC and DMO net assets acquired.

(i) Reflects adjustment to CDC and DMO Other long-term assets for $301 of shareholder notes receivable not acquired.

(j) Reflects adjustment to CDC Current liabilities for $24 of deferred income taxes not assumed and a $100 increase to accrued expenses for additional costs related to the acquisition.

(k) Reflects adjustment to the long term and current portions of Long term debt and capital lease for $2,183 of promissory notes given as part of the purchase price of CDC and DMO and the assumed borrowing of $6,088 to finance the cash portion of the purchase price of DMO.

(l) Reflects elimination of CDC and DMO Shareholder's equity in accordance with purchase accounting treatment.

(m) Reflects adjustment of employee compensation expense for three key employees, one of which will no longer work for CDC and DMO, and two employees who will continue working for CDC and DMO pursuant to employment contracts.

(n) Reflects adjustment for Depreciation and amortization expense related to the fixed assets and intangibles recorded as a result of the purchase of CDC and DMO. The following table reconciles the two components to the total adjustment:

                                                  Nine months ended          Year ended
                                                  September 30, 1998     December 31, 1997
                                                  ------------------     -----------------
          Reduction in depreciation expense             ($ 56)                 ($ 51)
          Increase in amortization expense                236                    315
                                                         ----                   ----
                                                         $180                   $264
                                                         ====                   ====

     Depreciation expense decreased since the Company recorded equipment at fair market values which were less than book values. Depreciation of property and equipment is recorded using the straight-line method over the shorter of the related lease term or the estimated useful lives, which are as follows:

                                                                 Range of Lives
                                                                 --------------
         Dental equipment......................................    3-15 years
         Computer equipment  ..................................      3 years
         Furniture, fixtures and equipment.....................    3-15 years
         Leasehold improvements................................    3-20 years
         Vehicles .............................................      5 years
         Buildings.............................................     25 years

     Amortization expense increased due to intangible assets recorded as a result of the acquisition. The amortization of intangible assets on a pro forma combined basis is over the lesser of the life of the contract or 25 years, whichever is shorter. The amortization period will be reviewed periodically to determine its appropriateness.

(o) Reflects adjustment for Interest expense resulting from assumed borrowing of $6,088, as of January 1, 1997, to finance the purchase of CDC and DMO at an estimated interest rate of 8.75% and the issuance of $2,183 of promissory notes at an interest rate of 9.00%.

(p) Reflects the elimination of CDC and DMO interest income related to assets not acquired.

(q) Reflects the elimination of CDC and DMO Other income related to assets not acquired.

(r) Reflects adjustment of Income tax expense to the estimated tax on the pro forma consolidated profit (loss) before income tax.

                                  EXHIBIT INDEX


Exhibit    Description
-------    -----------

  2.1 Asset Purchase Agreement, dated as of October 30, 1998, between the Company and Dental Maintenance of Oregon, P.C. (Included with original Form 8-K filed by the Company on November 12, 1998.)

           The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

           Exhibit A                 Promissory Notes
           Exhibit B                 Assumption Agreement
           Exhibit C                 Assignment and Bill of Sale to GD SUB
           Exhibit D                 Assignment to Professional Corporation
           Exhibit E                 Jackson Employment Agreement
           Exhibit F                 Duffin Employment Agreement
           Schedule 1.02-2           Excluded Assets
           Schedule 1.10             Purchase Price Allocation
           Schedule 3.04             Litigation
           Schedule 3.06-2           Employee Benefits
           Schedule 3.06-3           Employment Manuals and Policies
           Schedule 3.06-4           Compensation
           Schedule 3.07             Financial Statements
           Schedule 3.08             Receivables
           Schedule 3.09             Prepaid Expenses and Other
           Schedule 3.10             Tangible Personal Property
           Schedule 3.11             Payables
           Schedule 3.12             Indebtedness
           Schedule 3.13             Other Liabilities
           Schedule 3.15             Leases
           Schedule 3.16             Contracts
           Schedule 3.19             Insurance
           Schedule 3.25             Consents and Approvals

  2.2 Stock Purchase Agreement, dated as of October 30, 1998, between the Company and the shareholders of Capitol Dental Care, Inc. (Included with original Form 8-K filed by the Company on November 12, 1998.)

           The following exhibits and schedules to the Stock Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

           Exhibit A                 Redemption Agreement
           Exhibit B                 Promissory Note
           Schedule 3.04             Litigation
           Schedule 3.06-2           Employee Benefits
           Schedule 3.06-3           Employment Manuals and Policies
           Schedule 3.06-4           Compensation
           Schedule 3.07             Financial Statements
           Schedule 3.08             Receivables
           Schedule 3.09             Prepaid Expenses and Other
           Schedule 3.10             Tangible Personal Property
           Schedule 3.11             Payables
           Schedule 3.12             Indebtedness
           Schedule 3.13             Other Liabilities
           Schedule 3.15             Leases
           Schedule 3.16             Contracts
           Schedule 3.19             Insurance
           Schedule 3.21             Restrictions
           Schedule 3.25             Consents and Approvals

  23.1     Consent of KPMG LLP.